SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2005

                                      CWT

                                  (Depositor)

  (Issuer in respect of CHL Mortgage Pass-Through Certificates, Series 2004-J)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2005


                                      CWT


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2005


                             Payment Date: 01/25/05


          ------------------------------------------------------------
                             Countrywide Home Loans
             CHL Mortgage Pass-Through Certificates, Series 2004-J
                         Alternative Loan Trust 2004-J1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       101,538,854.61    6.000000%     6,122,154.47    507,694.27    6,629,848.74       0.00       0.00
                        1X        109,066,078.67    0.812379%             0.00     73,835.84       73,835.84       0.00       0.00
                        2A1        26,638,522.53    4.500000%       550,988.78     99,894.46      650,883.24       0.00       0.00
                        2X         26,510,684.93    0.636693%             0.00     14,065.98       14,065.98       0.00       0.00
                        PO             42,631.60    0.000000%           154.40          0.00          154.40       0.00       0.00
                        M          10,621,117.47    5.803962%        36,634.57     51,370.47       88,005.04       0.00       0.00
                        B1          1,195,026.48    5.803962%         4,121.91      5,779.91        9,901.82       0.00       0.00
                        B2            531,176.49    5.803962%         1,832.14      2,569.11        4,401.25       0.00       0.00
                        B3            531,176.49    5.803962%         1,832.14      2,569.11        4,401.25       0.00       0.00
                        B4            132,770.00    5.803962%           457.95        642.16        1,100.11       0.00       0.00
                        B5            265,722.50    5.803962%           916.47      1,285.20        2,201.67       0.07       0.00
Residual                AR                  0.00    6.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        141,496,998.16     -            6,719,092.84    759,706.49    7,478,799.34       0.07     -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        95,416,700.14              0.00
                                1X        102,928,776.77              0.00
                                2A1        26,087,533.75              0.00
                                2X         25,963,903.24              0.00
                                PO             42,477.19              0.00
                                M          10,584,482.90              0.00
                                B1          1,190,904.57              0.00
                                B2            529,344.34              0.00
                                B3            529,344.34              0.00
                                B4            132,312.05              0.00
                                B5            264,805.96              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        134,777,905.25     -
--------------------------------------------------------------------------------

                             Payment Date: 01/25/05


          ------------------------------------------------------------
                             Countrywide Home Loans
             CHL Mortgage Pass-Through Certificates, Series 2004-J
                         Alternative Loan Trust 2004-J1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   101,538,854.61     6.000000% 12667FBC8    26.988272      2.238067    420.625097
                           1X    109,066,078.67     0.812379% 12667FBD6     0.000000      0.317814    443.039495
                           2A1    26,638,522.53     4.500000% 12667FBE4    15.974857      2.896247    756.357709
                           2X     26,510,684.93     0.636693% 12667FBF1     0.000000      0.409929    756.674639
                           PO         42,631.60     0.000000% 12667FBG9     1.822573      0.000000    501.399265
                           M      10,621,117.47     5.803962% 12667FBJ3     3.328146      4.666860    961.570103
                           B1      1,195,026.48     5.803962% 12667FBK0     3.328146      4.666860    961.570103
                           B2        531,176.49     5.803962% 12667FBL8     3.328146      4.666860    961.570103
                           B3        531,176.49     5.803962% 12669FAA3     3.328146      4.666860    961.570103
                           B4        132,770.00     5.803962% 12669FAB1     3.328146      4.666860    961.570103
                           B5        265,722.50     5.803962% 12669FAC9     3.327910      4.666861    961.570313
Residual                   AR              0.00     6.000000% 12667FBH7     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     141,496,998.16       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
             CHL Mortgage Pass-Through Certificates, Series 2004-J
                         Alternative Loan Trust 2004-J1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       106,953,540.38    27,824,364.87   134,777,905.25
Loan count                    322               93              415
Avg loan rate           7.068137%        5.352305%             6.72
Prepay amount        5,782,080.28       441,398.37     6,223,478.65

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        17,118.75         5,006.11        22,124.86
Sub servicer fees        2,604.12             0.00         2,604.12
Trustee fees               848.36           212.87         1,061.23


Agg advances                  N/A              N/A              N/A
Adv this period         22,566.58         1,785.38        24,351.96

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy              86,802.75        13,197.27       100,000.02
Fraud                2,262,289.20       394,985.28     2,657,274.48
Special Hazard       2,570,872.02             0.00     2,570,872.02


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            141,496,998.16
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           4                 1,096,682.38
60 to 89 days                           0                         0.00
90 or more                              2                 1,060,863.42
Foreclosure                             2                   843,517.95

Totals:                                 8                 3,001,063.75
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                349,368.51
Current Total Outstanding Number of Loans:                                 1

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            7,478,799.34          7,478,799.34
Principal remittance amount            6,719,092.84          6,719,092.84
Interest remittance amount               759,706.49            759,706.49